NICOR Inc.
                                                        Form 10-K
                                                        Exhibit 21.01






                            NICOR Inc.
                           Subsidiaries
                       At December 31, 1994
                                                       State or
                                                    Jurisdiction of
                                                     Incorporation
Registrant

NICOR Inc.                                              Illinois

Subsidiaries of Registrant*

    Gas Distribution
    Northern Illinois Gas Company                       Illinois
       NI-Gas Exploration, Inc.                         Illinois

    Shipping
    Birdsall, Inc.                                       Florida
       Belize Container Terminals Ltd.                   Belize
       Birdsall de Mexico, S.A.                          Mexico
       Birdsall Shipping Co., Ltd. (85%)                 Liberia
           Birdsall Shipping, S.A. (67%)                 Panama
       Flotrin Air, Inc.                                 Florida
       Seven Seas Insurance Company, Inc.                Florida
       Transfresca, S.A.                                 Honduras
       Tropic Fresh, Inc.                                Delaware
       Tropical Shipping and Construction Co., Ltd.      Bahamas
           Birdsall Shipping Co., Ltd. (15%)             Liberia
           Birdsall Shipping, S.A. (33%)                 Panama
           Container Terminals, Ltd.                     Bahamas
           Freship, S.A.                                 Dominican
                                                           Republic
           Seven Seas Insurance Company Ltd.             Bahamas
              Tropic Express, Ltd.                       Bahamas
       Tropical Shipping, Inc.                           Delaware
       Tropical Shipping of Canada Inc.                  Delaware

    NICOR National Inc.                                  Delaware
       NICOR National Illinois Inc.                      Delaware
       NICOR National Louisiana Inc.                     Delaware

    Oil and Gas
    NICOR Oil and Gas Corporation                        Delaware
       NICOR Exploration Canada Ltd.                     Delaware
       Reliance Pipeline Company                         Delaware
           Reliance USA Inc.                             Delaware

    Extractive
    NICOR Mining Inc.                                    Delaware

    Other
    NICOR Energy Services Company                        Delaware
    NICOR Energy Ventures Company                        Delaware
       NICOR NGV Corp.                                   Delaware
    NICOR Technologies Inc.                              Delaware

These wholly owned subsidiaries are included in the consolidated financial statements of NICOR Inc.

* List includes active subsidiaries only.